                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO._______)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement,                    [ ]
                                                    Confidential, for use of the
                                                    Commission only (as
                                                    permitted by Rule
                                                    l4a-6(e)(2)).

[ ] Definitive proxy statement.

[X]  Definitive additional materials

[ ] Soliciting material under Rule 14a-12.


________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

         (1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

         (2)      Aggregate number of securities to which transaction applies:

________________________________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

         (4)      Proposed maximum aggregate value of transaction:

________________________________________________________________________________

         (5)      Total fee paid:

________________________________________________________________________________


         [ ]      Fee paid previously with preliminary materials.

________________________________________________________________________________


         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


         (1)      Amount Previously Paid:

________________________________________________________________________________


         (2)      Form, Schedule or Registration Statement No.:

________________________________________________________________________________


         (3)      Filing Party:

________________________________________________________________________________


         (4)      Date Filed:

________________________________________________________________________________
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                       SCHWAB MARKETMANAGER PORTFOLIOS(R)


                             **IMPORTANT REMINDER**

                                                                  April 23, 2002


Dear SchwabFunds Shareholder:

We previously mailed proxy materials to you regarding your Schwab MarketManager Portfolio and the Special Shareholders Meeting scheduled for May 28, 2002. WE HAVE NOT RECEIVED YOUR VOTE FOR THIS IMPORTANT MEETING. While your attendance at this meeting is not required, YOUR VOTE IS VERY IMPORTANT and will have an impact on the future of the Schwab MarketManager Portfolios.

We encourage you to utilize one of the following options today for recording your vote:

1) VOTE BY INTERNET: GO TO www.proxyvote.com, ENTER THE 12-DIGIT CONTROL NUMBER ON YOUR ENCLOSED VOTING INSTRUCTION FORM AND FOLLOW THE INSTRUCTIONS ON THE SITE.

2) VOTE BY TELEPHONE: CALL THE TOLL FREE NUMBER LISTED ON YOUR ENCLOSED VOTING INSTRUCTION FORM. HAVE THE 12-DIGIT CONTROL NUMBER FOUND ON YOUR VOTING INSTRUCTION FORM READY WHEN PROMPTED.

3) VOTE BY MAIL: SIGN AND DATE YOUR ENCLOSED VOTING INSTRUCTION FORM. MAIL IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE FUNDS' BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL PROPOSALS AND BELIEVES THE PROPOSALS ARE IN THE BEST INTEREST OF SHAREHOLDERS.

If you have any questions regarding the proxy, please call the Funds' proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-628-8528.

                                                     Sincerely,

                                                     /s/ Charles R. Schwab
                                                     ___________________________
                                                     Charles R. Schwab, Chairman
                                                     SchwabFunds(R)

                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
    VOTING TODAY WILL HELP REDUCE ADDITIONAL SOLICITATION COSTS TO YOUR FUND.